3DSYSTEMS™

Conference Call and Webcast

Fourth Quarter and Full Year 2013





www.3dsystems.com NYSE: DDD

Presenters

Stacey Witten	• Director Investor Relations
Avi Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Andrew Johnson	• Vice President & General Counsel

Welcome Webcast Viewers

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Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 28, 2014. These are available at www.SEC.gov.

3DSYSTEMS™

Operating Results

Avi Reichental, President & CEO





www.3dsystems.com NYSE: DDD

2013 Highlights

Fourth Quarter 2013

- Revenue grew **52%** to a record **$154.8** million on **34.3%** organic growth
- Gross margin remained flat at **51.7%**

Full Year 2013

- Revenue grew **45%** to $ **513.4** million and **29.4%** organic growth
- Gross profit margin expanded **90** basis points to **52.1%**

Record Quarterly Revenue

$ in millions

Q4 Revenue by Category



Printers & Other
2013
$73.9
2012
$41.9
76%
Materials
2013
$37.2
2012
$26.8
39%
Services
2013
$43.7
2012
$32.8
33%
Healthcare
2013
$21.8
2012
$13.1
67%
Consumer
2013
$8.9
2012
$3.4
162%

52% overall revenue growth

34% organic revenue growth

Record Annual Revenue

$ in millions

Full Year Revenue by Category



Printers & Other
2013
$227.6
2012
$126.8
80%
Materials
2013
$128.4
2012
$103.2
24%
Services
2013
$157.4
2012
$123.7
27%
Healthcare
2013
$71.7
2012
$49.3
45%
Consumer
2013
$34.8
2012
$11.4
206%

45% overall revenue growth

29% organic revenue growth

Direct Metal 3D Printer Update


Direct Metal
2013 ProForma
2012 Proforma
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0

2013 ProForma direct metals annual revenue increased 204% over 2012 revenue

Demand for our Direct Metal 3D printers is on the rise and our order book continues to outstrip our manufacturing capacity

OEM's and service providers are investing in our ProX Direct Metal printers because of their capability to produce the most demanding, industrial grade, precision metal parts

Our ProX printers are ideal for a growing list of aerospace, automotive and patient specific medical device applications

New Products Fuel Our Growth


$ in millions
Full Year New Products Revenue
$250
$200
$150
$100
$50
$0
$78
$132
$231
2011
2012
2013

Launched 27 new products in 2013	Q4 2013 new products revenue rose 76% over Q4 2012	Full year 2013 new products revenue rose 75% compared to 2012

Products are considered new for the first 3 years of a product's commercial life

3DSYSTEMS™

Financial Review

Damon Gregoire, Senior Vice President and CFO





www.3dsystems.com NYSE: DDD

Fourth Quarter GAAP Operating Results

$ in millions, except earnings per share

Drivers	2012	2013	% Change Favorable/ (Unfavorable)
Revenue	**$ 101.6**	**$ 154.8**	**52.4%**
Gross Profit	**$ 52.5**	**$ 80.1**	**52.6%**
Gross Profit Margin	*51.7%*	*51.7%*	
Operating Expenses	**$ 34.3**	**$ 62.1**	**81.0%**
% of Revenue	*33.8%*	*40.1%*	
Operating Income	**$ 18.2**	**$ 18.0**	**(1.0%)**
% of Revenue	*17.9%*	*11.6%*	
Net Income	**$ 10.9**	**$ 11.2**	**2.9%**
% of Revenue	*10.7%*	*7.2%*	
Diluted Earnings Per Share	**$ 0.13**	**$ 0.11**	**(15.4%)**

Full Year GAAP Operating Results

$ in millions, except earnings per share

Drivers	2012	2013	% Change Favorable/ (Unfavorable)
Revenue	**$ 353.6**	**$ 513.4**	**45.2%**
Gross Profit	**$ 181.2**	**$ 267.6**	**47.7%**
Gross Profit Margin	*51.2%*	*52.1%*	
Operating Expenses	**$ 120.6**	**$ 186.7**	**54.8%**
% of Revenue	*34.1%*	*36.4%*	
Operating Income	**$ 60.6**	**$ 80.9**	**33.5%**
% of Revenue	*17.1%*	*15.8%*	
Net Income	**$ 38.9**	**$ 44.1**	**13.3%**
% of Revenue	*11.0%*	*8.6%*	
Diluted Earnings Per Share	**$ 0.48**	**$ 0.45**	**(6.2%)**

Non-GAAP Reconciliation

($ in millions, except per share amounts)	Quarter Ended December 31, 2012	Quarter Ended December 31, 2013	Full Year Ended December 31, 2012	Full Year Ended December 31, 2013
GAAP net income	$ 10.9	$ 11.2	$ 38.9	$ 44.1
Cost of sales adjustments:				
Amortization of intangibles	$ 0.1	$ 0.1	$ 0.2	$ 0.2
Operating expense adjustments:				
Amortization of intangibles	$ 3.2	$ 5.5	$ 11.3	$ 20.4
Acquisition and severance expenses	$ 2.2	$ 1.7	$ 5.0	$ 7.1
Non-cash stock-based compensation expense	$ 1.5	$ 5.0	$ 4.6	$ 13.5
Other expense adjustments:				
Non-cash interest expense	$ 1.0	$ 0.1	$ 3.5	$ 1.0
Loss on convertible notes	$ 5.8	—	$ 6.3	$ 11.3
(Gain) loss on litigation and tax settlements	—	—	($ 1.3)	$ 2.5
Tax effect	($ 2.0)	($ 3.9)	($ 0.6)	($ 16.3)
Non-GAAP net income	$ 22.6	$ 19.7	$ 67.9	$ 83.7
Non-GAAP diluted earnings per share	$ 0.26	$ 0.19	$ 0.83	$ 0.85

-columns may not foot due to rounding

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that several strategic acquisitions had on our financial results.

Revenue by Category & Geography

$ in millions

Fourth Quarter	Full Year



175
150
125
100
75
50
25
0
$101.6
32%
27%
41%
$154.8
28%
24%
48%
Services
Materials
Printers
2012
2013
600
500
400
300
200
100
0
$353.6
35%
29%
36%
$513.4
31%
25%
44%
Services
Materials
Printers
2012
2013
$101.6
17%
29%
54%
$154.8
19%
26%
55%
Asia Pacific
Europe
North America
$353.6
16%
29%
55%
$513.4
19%
26%
55%
Asia Pacific
Europe
North America

Q4 and full year 2013 recurring revenue accounted for 52% and 56% of total revenue

Gross Profit and Margin

$ in millions

Fourth Quarter						
	2012		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Printers & other products	$ 18.0	43.1%	$ 32.4	43.8%	79.2%	1.6%
Print materials	$ 19.0	71.0%	$ 27.7	74.4%	45.4%	4.8%
Services	$ 15.4	46.9%	$ 20.1	45.9%	30.2%	(2.1%)
Total	**$ 52.5**	**51.7%**	**$ 80.1**	**51.7%**	**52.6%**	**-**

Full Year						
	2012		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Printers & other products	$ 54.3	42.8%	$ 101.8	44.7%	87.6%	4.4%
Print materials	$ 70.4	68.2%	$ 94.6	73.7%	34.3%	8.1%
Services	$ 56.5	45.7%	$ 71.2	45.2%	26.0%	(1.1%)
Total	**$ 181.2**	**51.2%**	**$ 267.6**	**52.1%**	**47.7%**	**1.8%**

-columns may not foot due to rounding

Operating Expenses

$ in millions

Fourth Quarter						
Category	GAAP			Non-GAAP		
	2012	2013	% Change Favorable/ (Unfavorable)	2012	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 26.5	$ 45.5	(71.7%)	$ 20.4	$ 33.4	(64.3%)
R&D	$ 7.8	$ 16.6	(112.3%)	$ 7.8	$ 16.6	(112.3%)
Total Operating Expenses	$ 34.3	$ 62.1	(81.0%)	$ 28.2	$ 50.0	(77.6%)
% of Revenue	*33.8%*	*40.1%*		*27.7%*	*32.3%*	

Full Year						
Category	GAAP			Non-GAAP		
	2012	2013	% Change Favorable/ (Unfavorable)	2012	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 97.4	$ 143.2	(47.0%)	$ 76.6	$ 102.4	(33.7%)
R&D	$ 23.2	$ 43.5	(87.4%)	$ 23.2	$ 43.5	(87.4%)
Total Operating Expenses	$ 120.6	$ 186.7	(54.8%)	$ 99.8	$ 145.9	(46.2%)
% of Revenue	*34.1%*	*36.4%*		*28.2%*	*28.4%*	

-Columns may not foot due to rounding

Operating Expense Drivers: Q4 Compared to Q3 2013

S&M +65%	R&D +53%	G&A +28%
We expected a sales and marketing expense increase of $3.0 million from Q3	We expected R&D expense increase of $1.5 million over Q3	We expected G&A expense increase of $0.5 million over Q3
Actual sales and marketing expense increased $8.4 million due to vastly accelerated new product introductions, faster and greater sales force and channel expansion, and acquisitions	Actual R&D expense increased $5.8 million driven by accelerated product launches and additional joint development partnerships	Actual G&A expense increased $2.5 million from the prior quarter driven by legal fees, bad debt and operating costs from recently acquired companies

*All figures are non-GAAP operating expenses and expected increases are based on the Company's 2013 annual guidance update provided October 29, 2013

Working Capital

$ in millions

	December 2012	December 2013	% Change Favorable/(Unfavorable)
Cash	$ 155.9	$ 306.3	96.5%
Inventory	$ 41.8	$ 75.1	(79.7%)
Accounts Receivable	$ 79.9	$ 132.1	65.4%
Accounts Payable	$ 32.1	$ 51.7	(61.2%)
Working Capital	$ 212.3	$ 416.4	96.2%

- Cash on hand at end of December 2013 compared to the end of 2012 increased $150 million after $272 million of net proceeds from our common stock offering, generating $25 million of cash from operations and paying $167 million of cash for acquisitions and 3D Ventures' investments

Expecting Accelerated Revenue Growth


$ in millions
$1,000
$800
$600
$400
$200
$0
55%
45%
35%
25%
$113M
$160M
$230M
$354M
$513M
$680M – $720M
$1B
2009A
2010A
2011A
2012A
2013A
2014G
2015E
2014 Guidance Range
Revenue
Gross Margin
Expected Gross Margin

**based on business today, excluding future acquisitions and opportunities*

EXPECTATIONS:

- Revenue doubles in two years, driven primarily by printers, materials and software driven perceptual devices
- Gross profit margins reach levels of 55% to 60% as we get into the $750 million to $1 billion revenue run-rate
- Sales and marketing expenses increases incrementally with revenue growth
- R&D expenses hovers around 8% of revenue for the next two year
- Operating leverage resumes in 2015

Full-Year 2014 Guidance

- We expect annual revenue for 2014 to be in the range of $680 million to $720 million with greater growth during the second half of the year
- We expect our GAAP earnings per share to be in the range of $0.44 to $0.56 and our non-GAAP earnings per share to be in the range of $0.73 to $0.85 with greater earnings during the second half of 2014
- Our non-GAAP adjusted earnings guidance is fully tax-effected and inclusive of all acquisitions completed to date



Outlook and Progress

Avi Reichental, President and CEO





www.3dsystems.com NYSE: DDD

Design & Manufacturing Drives Our Growth

- Annual design and manufacturing 3D printer revenue increased 60%
- ~50% of this category is sold into outright manufacturing of functional parts from plastics and metals
- Annual integrated materials revenue increased 40% primarily driven by design and manufacturing use cases
- We expect further material sales upside from several customers' manufacturing facilities that are not fully online
- The sequential near doubling of our December backlog is primarily driven by outright manufacturing orders
- We unveiled 12 new game changing professional and manufacturing products at Euromold 2013
- We are the domain experts in aerospace, automotive, medical device and jewelry manufacturing
- We expect the acquired Xerox Wilsonville team + Google's project Ara catapults our capabilities a decade forward


Full Color
Multi Materials
Durable Nylons
Precision Plastics
Direct Metals

Consumer Upsides Our Growth

- Annual consumer products revenue increased 206% over 2012
- Over 22,000 consumer printers were sold since the launch of our consumer initiative
- We are now present in hundreds of Staples, Office Depot and other regional and global retail chains
- We expect the acquisition of Village Plastics to speed up our materials developments and expand our gross profit margins
- The conclusion of the series of experiments we conducted throughout 2013 yielded the most comprehensive consumer portfolio available and clear channel and brand direction
- We unveiled 12 new game changing prosumer, consumer, retail and food products at CES 2014
- We expect the acquired Gentle Giant Studios+Digital PlaySpace to enhance our brand publishing capabilities
- Alliances and partnership with domain experts in toys and food positions us for leadership


ChefJet
Perceptual
Food
Retail
Consumer
Prosumer

Consumer & Direct Metal Expectations

$ in millions


Expect 2014 revenue in the range of $80 to $120 million
Consumer
$0
$20
$40
$60
$80
$100
$120
2014 Expectation
2013 Actual
2012 Actual


Expect 2014 revenue in the range of $25 to $50 million
Direct Metal
$0
$10
$20
$30
$40
$50
$60
2014 Expectation
2013 ProForma
2012 Proforma

Strategic Partnerships and Alliances

Partner	Description
Google	JDA to deliver first ever high-speed continuous fab-grade 3D printer for the manufacture of Google's Ara phone components
Hershey	JDA to explore and deliver fab-grade manufacturing platforms and prosumer and consumer 3D printers for printable chocolates and sweets
Hasbro	Co-venture to exclusively co-develop and commercialize innovative play 3D printers and platforms later this year
Deloitte	Exclusively combine efforts to guide business leaders through the full spectrum of solutions required to integrate 3D printing into business models for sustainable competitive advantage
Intel	Exclusive agreement to mainstream desktop and tablet embedded scanning by providing 3DS software and SDK for Intel's RealSense 3D camera during the second half of 2014

Outlook



Printers
Materials
Software
Services

*This chart is intended to depict our expected relative 2014 growth rate trends in revenue categories. It is not to scale and does not indicate actual percentages or absolute amounts

- We entered the first quarter of 2014 with positive sales momentum and strong backlog, driven by increased demand from advanced manufacturing activities
- We expect our growth initiatives and accelerated investments to extend our first mover advantage and market share
- We believe that our enhanced and expanded channels can deliver continued success
- We believe we are positioning ourselves for accelerated revenue growth, and for the full year 2014 expect at least 30% organic revenue growth from expanding marketplace opportunities powered by continued leadership, innovation and focused investments

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-866-953-6856
- International: 1-617-399-3480
- Conference ID: 7717177985

3DSYSTEMS™

Thank You





www.3dsystems.com NYSE: DDD